UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K\A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2018

PARKERVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On August 23, 2018, ParkerVision, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to, among other things, report expected charges to operating results in connection with the Company’s implementation of cost reduction measures. The Company is filing this Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) to update the estimated charges to the Company’s operating results as a result of the restructuring reported in the Original Form 8-K.

Any information required to be set forth in the Original Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 2.05 — Costs Associated with Exit or Disposal Activities.

On August 22, 2018, the Company commenced the implementation of cost reduction measures, including a reduction in its staff and the closure of its Lake Mary, Florida office in order to reduce the Company’s ongoing operating expenses.  The Company estimates charges to operating results in the third quarter of 2018 totaling approximately $1.5 million which includes (i)  approximately $0.1 million in severance costs for affected employees, (ii) approximately $0.1 million for the estimated fair value of the remaining lease rental payments for the Lake Mary, Florida facility, net of deferred rents and estimated sublease rental income, (iii) $0.4 million for the impairment of assets no longer used in operations, and approximately $0.9 million in order to reduce excess product inventory to its estimated net realizable value.

Cautionary Information Regarding Forward-Looking Statements

This Amendment includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "anticipates," "expects," "plans," or "estimates" or words of similar meaning. Similarly, statements that describe future plans, objectives, outlooks, targets, guidance, or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, unfavorably or favorably, from those anticipated as of the date of this report. The Company expressly disclaims any obligation to publicly update such forward-looking statements to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2018
PARKERVISION, INC.

By /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer